Exhibit 21.1
LHC GROUP, INC. SUBSIDIARIES

Company	Domestic State
Able Home Health, Inc.	Alabama
Alabama Health Care Group, LLC	Alabama
Athens-Limestone HomeCare, LLC	Alabama
Baptist Home Health, LLC	Alabama
Camden HomeCare, LLC	Alabama
Clay County Hospital HomeCare, LLC	Alabama
Coosa Valley HomeCare, LLC	Alabama
East Alabama Medical Center HomeCare, LLC	Alabama
Fayette Medical Center HomeCare, LLC	Alabama
Gulf Homecare, Inc.	Alabama
HGA HomeCare, LLC	Alabama
Infirmary Home Health Agency, Inc.	Alabama
LHCG LI, LLC	Alabama
LHCG LXIV, LLC	Alabama
LHCG XXII, LLC	Alabama
LHCG XXIX, LLC	Alabama
LHCG XXXIV, LLC	Alabama
Marion Regional HomeCare, LLC	Alabama
Medical Centers HomeCare, LLC	Alabama
Mizell Memorial Hospital HomeCare, LLC	Alabama
Southeast Alabama HomeCare, LLC	Alabama
Thomas Home Health, LLC	Alabama
Arizona Health Care Group, LLC	Arizona
LHCG LVI, LLC	Arizona
AHCG Management, LLC	Arkansas
Arkansas Health Care Group, LLC	Arkansas
Arkansas HomeCare of Forrest City, LLC	Arkansas
Arkansas HomeCare of Fulton, LLC	Arkansas
Arkansas HomeCare of Hot Springs, LLC	Arkansas
CMC Home Health and Hospice, LLC	Arkansas
Dallas County Medical Center HomeCare, LLC	Arkansas
Eureka Springs Hospital HomeCare, LLC	Arkansas
Eureka Springs Hospital Hospice, LLC	Arkansas
Hospice of Central Arkansas, LLC	Arkansas
Jefferson Regional HomeCare, LLC	Arkansas
LHCG LXVIII, LLC	Arkansas
LHCG XLII, LLC.	Arkansas
Mena Medical Center Home Health, LLC	Arkansas
Mena Medical Center Hospice, LLC	Arkansas
Patient’s Choice Hospice, LLC	Arkansas
Southwest Arkansas HomeCare, LLC	Arkansas
California Health Care Group, LLC	California

LHCG XXXVIII, LLC	California
Colorado Health Care Group, LLC	Colorado
LHCG LVII, LLC	Colorado
Compassionate Hospice of Georgia, Inc.	Delaware
Halcyon Healthcare, LLC	Delaware
LHC Group, Inc.	Delaware
River West Home Care, LLC	Delaware
Halcyon Hospice of Aiken, LLC	Florida
LHC Health Care Group of Florida, LLC	Florida
LHCG XIX, LLC	Florida
Lifeline Home Health Care of Lady Lake, LLC	Florida
Lifeline Home Health Care of Lakeland, LLC	Florida
Lifeline Home Health Care of Marathon, LLC	Florida
Lifeline Home Health Care of Port Charlotte, LLC	Florida
Munroe Regional HomeCare, LLC	Florida

Altus Hospice of Georgia, LLC	Georgia
Compassionate Healthcare Management Group, LLC	Georgia
Floyd HomeCare, LLC	Georgia
Georgia Health Care Group, LLC	Georgia
Georgia HomeCare of Harris, LLC	Georgia
Grace Hospice, LLC	Georgia
LHCG XL, LLC	Georgia
Northwest Georgia Home Health, LLC	Georgia
Idaho Health Care Group, LLC	Idaho
LHCG XVII, LLC	Idaho
LHCG XXI, LLC	Idaho
Illinois Health Care Group, LLC	Illinois
Illinois Home Health Care, LLC	Illinois
Illinois LIV, LLC	Illinois
LHCG XXXVII, LLC	Illinois
Kentucky Health Care Group, LLC	Kentucky
Kentucky Home Health Care, LLC	Kentucky
Kentucky HomeCare of Henderson, LLC	Kentucky
Kentucky LV, LLC	Kentucky
LHC HomeCare-Lifeline, LLC	Kentucky
LHCG LXX, LLC	Kentucky
LHCG LXXI, LLC	Kentucky
LHCG XLVI, LLC	Kentucky
LHCG XXIII, LLC	Kentucky
Lifeline HomeCare of Salem, LLC	Kentucky
Lifeline Home Health Care of Bowling Green, LLC	Kentucky
Lifeline Home Health Care of Fulton, LLC	Kentucky
Lifeline Home Health Care of Hopkinsville, LLC	Kentucky
Lifeline Home Health Care of Lexington, LLC	Kentucky
Lifeline Home Health Care of Russellville, LLC	Kentucky
Lifeline Home Health Care of Somerset, LLC	Kentucky
Lifeline Private Duty Services of Kentucky, LLC	Kentucky
Lifeline Rockcastle Home Health, LLC	Kentucky
Twin Lakes Home Health Agency, LLC	Kentucky

AAA Home Health, Inc.	Louisiana
Acadian HomeCare, LLC	Louisiana
Acadian HomeCare of New Iberia, LLC	Louisiana
Acadian Home Health Care Services, LLC	Louisiana
Acadian Physical Therapy Services, LLC	Louisiana
Baton Rouge HomeCare, LLC	Louisiana
Beauregard Memorial Hospital HomeCare, LLC	Louisiana
Hood Home Health Service, LLC	Louisiana
LHC Group Employee Hardship Relief Fund	Louisiana
LHC Group Pharmaceutical Services, LLC	Louisiana
LHC Physician Services, LLC	Louisiana
LHC Real Estate I, LLC	Louisiana
LHCG-II, LLC.	Louisiana
LHCG LXXII, LLC	Louisiana
LHCG LXVII, LLC	Louisiana
LHCG V, LLC	Louisiana
LHCG VI, LLC	Louisiana
LHCG VIII, LLC	Louisiana
LHCG X, LLC	Louisiana
LHCG XII, LLC	Louisiana
LHCG XIII, LLC	Louisiana
LHCG XIV, LLC	Louisiana
LHCG XLIII, LLC	Louisiana
LHCG XLIV, LLC	Louisiana
LHCG XV, LLC	Louisiana
LHCG XVI, LLC	Louisiana
LLC-I, LLC	Louisiana
LLC-II, LLC	Louisiana
Louisiana Extended Care Hospital of Kenner, LLC	Louisiana
Louisiana Health Care Group, LLC	Louisiana
Louisiana HomeCare of Delhi, LLC	Louisiana
Louisiana HomeCare of Kenner, LLC	Louisiana
Louisiana HomeCare of Lutcher, LLC	Louisiana
Louisiana HomeCare of Minden, LLC	Louisiana
Louisiana HomeCare of Miss-Lou, LLC	Louisiana
Louisiana HomeCare of Monroe, LLC	Louisiana
Louisiana HomeCare of North Louisiana, LLC	Louisiana
Louisiana HomeCare of Northwest Louisiana, LLC	Louisiana
Louisiana HomeCare of Plaquemine, LLC	Louisiana
Louisiana HomeCare of Raceland, LLC	Louisiana
Louisiana HomeCare of Slidell, LLC	Louisiana
Louisiana Home Health of Hammond, LLC	Louisiana
Louisiana Home Health of Houma, LLC	Louisiana
Louisiana Hospice and Palliative Care, LLC	Louisiana
Louisiana Hospice Group, LLC	Louisiana
Louisiana Physical Therapy, LLC	Louisiana
Oak Shadows of Jennings, LLC	Louisiana
Palmetto Express, LLC	Louisiana
Patient’s Choice Hospice and Palliative Care of Louisiana, LLC	Louisiana
Richardson Medical Center HomeCare, LLC	Louisiana

St. James HomeCare, LLC	Louisiana
St. Landry Family Healthcare, LLC	Louisiana
Southeast Louisiana HomeCare, LLC	Louisiana
Specialty Extended Care Hospital of Monroe, LLC	Louisiana
Texas Health Care Group Holdings, LLC	Louisiana
The Hospice Promise Foundation	Louisiana
Tri-Parish Community HomeCare, LLC	Louisiana
Vital Hospice, Inc.	Louisiana
FirstCall Health Services, Inc.	Maryland
HomeCall, Inc.	Maryland
Maryland Health Care Group, LLC	Maryland
LHCG LVIII, LLC	Massachusetts
Massachusetts Health Care Group, LLC	Massachusetts
LHCG XLVIII, LLC	Minnesota
Minnesota Health Care Group, LLC	Minnesota
Able Home Health, Inc.	Mississippi
Community Hospice, LLC	Mississippi
Cornerstone Palliative and Hospice, LLC	Mississippi
Covenant Palliative and Hospice, LLC	Mississippi
LHCG XXVI, LLC	Mississippi
Leaf River Home Health Care, LLC	Mississippi
Mississippi Health Care Group, LLC	Mississippi
Mississippi HomeCare, LLC	Mississippi
Mississippi HomeCare of Jackson II, LLC	Mississippi
Picayune HomeCare, LLC	Mississippi
South Mississippi Home Health, Inc.	Mississippi
South Mississippi Home Health, Inc. - Region I	Mississippi
South Mississippi Home Health, Inc. - Region II	Mississippi
South Mississippi Home Health, Inc. - Region III	Mississippi
Access Hospice, LLC	Missouri
LHCG LXIX, LLC	Missouri
LHCG LXV, LLC	Missouri
LHCG XXV, LLC	Missouri
Missouri Health Care Group, LLC	Missouri
Southwest Missouri HomeCare, LLC	Missouri
Nebraska Health Care Group, LLC	Nebraska
Assured Capital Partners, Inc.	Nevada
LHCG XXXIX, LLC	Nevada
Nevada Health Care Group, LLC.	Nevada
Cape Fear Valley HomeCare and Hospice, LLC	North Carolina
LHCG L, LLC	North Carolina
North Carolina Health Care Group, LLC	North Carolina
Ohio Health Care Group, LLC	Ohio
Ohio HomeCare, LLC	Ohio
Craig General Home Health, LLC	Oklahoma
Oklahoma Health Care Group, LLC	Oklahoma
Oregon Health Care Group, LLC	Oregon
Salem HomeCare, LLC	Oregon
Three Rivers HomeCare, LLC	Oregon
LHCG XXVII, LLC	Pennsylvania

Pennsylvania Health Care Group Holdings, LLC	Pennsylvania
LHCG LIX, LLC	Rhode Island
Rhode Island Health Care Group, LLC	Rhode Island
LHCG XLI, LLC	South Carolina
South Carolina Health Care Group, LLC	South Carolina
Cedar Creek Home Health Care Agency, LLC	Tennessee
Elk Valley Health Services, LLC	Tennessee
Elk Valley Home Health Care Agency, LLC	Tennessee
Elk Valley Professional Affiliates, Inc.	Tennessee
Gericare, LLC	Tennessee
HMC Home Health, LLC	Tennessee
LHC HomeCare of Tennessee, LLC	Tennessee
LHCG LXII, LLC	Tennessee
Lifeline Home Health Care of Springfield, LLC	Tennessee
Lifeline Home Health Care of Union City, LLC	Tennessee
Lifeline of West Tennessee, LLC	Tennessee
Medical Center Home Health, LLC	Tennessee
Morristown Hamblen HomeCare & Hospice, LLC	Tennessee
Tennessee Health Care Group, LLC	Tennessee
University of TN Medical Center Home Care Services, LLC	Tennessee
West Tennessee HomeCare, LLC	Tennessee
Woods Home Health, LLC	Tennessee
GSHS Home Health, LP.	Texas
Home Care Connections, Inc.	Texas
LHCG XXXIII, LLC	Texas
Marshall HomeCare, LP.	Texas
Red River HomeCare, LLC	Texas
Rivercrest Home Health Care, Inc.	Texas
Texas Health Care Group, LLC	Texas
Texas Health Care Group of Texarkana, LLC	Texas
Texas Health Care Group of The Golden Triangle, LLC	Texas
LHCG LX, LLC	Utah
Utah Health Care Group, LLC	Utah
Virginia Health Care Group, LLC	Virginia
Virginia HomeCare, LLC	Virginia
LHCG LXIII, LLC	Washington
Northeast Washington Home Health, Inc.	Washington
Northwest Healthcare Alliance, Inc.	Washington
Washington Health Care Group, LLC	Washington
Washington HomeCare and Hospice of Central Basin, LLC	Washington
Boone Memorial HomeCare, LLC	West Virginia
Grant Memorial HomeCare and Hospice, LLC	West Virginia
Home Care Plus, Inc.	West Virginia
Housecalls Home Health & Hospice, LLC	West Virginia
Jackson County Home Health, LLC	West Virginia
LHC HomeCare of West Virginia, LLC	West Virginia
LHC Physician Services of West Virginia, LLC	West Virginia
LHCG LII, LLC	West Virginia
Mountaineer HomeCare, LLC	West Virginia
Preston Memorial HomeCare, LLC	West Virginia

Princeton Community HomeCare, LLC	West Virginia
Roane HomeCare, LLC	West Virginia
St. Mary’s Medical Center Home Health Services, LLC	West Virginia
West Virginia Health Care Group, LLC	West Virginia
West Virginia HomeCare, LLC	West Virginia
Wetzel County HomeCare, LLC	West Virginia
LHCG XLVII, LLC	Wisconsin
Wisconsin Health Care Group, LLC	Wisconsin